SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2002
                                                           -------------

                          PocketSpec Technologies Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                       0-28759                84-1461919
----------------------------         ------------         ---------------------
(State or other jurisdiction         (Commission          (IRS Employer
of incorporation)                     File Number)          Identification No.)


           3225 East 2nd Avenue, Denver CO                    80206
      ----------------------------------------              ---------
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-8020
                                                    --------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


Item 1.  Changes in Control of Registrant.
         ---------------------------------

          Not Applicable


Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

          Not Applicable


Item 3.  Bankruptcy or Receivership.
         ---------------------------

Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

On June 5, 2002, our Board of Directors voted to change our Certifying Accountants from Cordovano and Harvey, P.C. to Hein + Associates, LLP. The firm of Cordovano and Harvey, P.C. were dismissed as of June 6, 2002. Also on June 6, 2002 Hein + Associates, LLP finalized their client background check and formally accepted us as a client for the fiscal 2003 audit. Cordovano and Harvey, P.C. has rendered opinions on our audits for the past two years, including for our fiscal 2002 audit. The change in Certifying Accountants was made so that we could utilize the specific accounting experience and expertise of Hein + Associates, LLP.

There were no disagreements between us and Cordovano and Harvey, P.C. with respect to our accounting principals or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of Cordovano and Harvey, P.C. for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. We have authorized Cordovano and Harvey, P.C. to respond fully to inquiries of Hein + Associates, LLP concerning our financial statements.

Item 5.  Other Events
         ------------

Not Applicable


Item 6.  Resignation of Registrant's Directors.
         --------------------------------------

          Not Applicable


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

          Exhibit 16.3 Cordovano and Harvey, P.C. letter acknowledging agreement with the statements made by us.


Item 8. Change in Fiscal Year.
        ----------------------

          Not Applicable


Item 9. Regulation FD Disclosure.
        ------------------------

          Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 17, 2002                           PocketSpec Technologies Inc.


                                              By: /s/ F. Jeffrey Krupka
                                                  -----------------------------
                                                  F. Jeffrey Krupka (President)

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.3 Cordovano and Harvey, P.C. letter acknowledging agreement with the statements made by us in Amendment No. 1 to Form 8-K.